UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 1, 2005


                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                  1-3919                    37-0364250
  (State or other            (Commission                (IRS Employer
  jurisdiction of           File Number)               Identification
  incorporation)                                            No.)


   5430 LBJ Freeway, Suite 1740, Dallas, TX               75240-2697
   (Address of principal executive offices)               (Zip Code)


                                 (972) 458-0028
              (Registrant's telephone number, including area code)


             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule  14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule  13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 7.01:     Regulation FD Disclosure

     The registrant hereby furnishes the information set forth in the press release issued on September 1, 2005, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01:     Financial Statements and Exhibits.

     (c) Exhibits.

       Item No.  Exhibit Index
     ----------  ---------------------------------------------------------------
        99.1     Press Release dated September 1, 2005 issued by the registrant.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                                   (Registrant)




                                   By:   /s/ Bert E. Downing, Jr.
                                   ---------------------------------
                                   Bert E. Downing, Jr.
                                   Vice President, Chief Financial Officer,
                                   Corporate Controller and Treasurer


Date:  September 9, 2005

                                INDEX TO EXHIBITS


Exhibit No.    Description
-----------    --------------------------------------------------------

99.1 Press release dated September 1, 2005 issued by Keystone Consolidated Industries, Inc.